                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 29, 1999, included in this Form 11-K into Norrell Corporation's previously filed Registration Statement No. 333-84751.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 28, 2000